News Release

Media Contact: Gillian Moore
24-Hour: 800.559.3853
Analyst Contact: Abby Motsinger
Office: 704.382.7624
August 6, 2024
Duke Energy reports second-quarter 2024 financial results
▪Second-quarter 2024 reported EPS of $1.13 and adjusted EPS of $1.18
▪Strong performance in the first half of the year sets the stage for full year results within guidance range
▪Constructive outcomes build momentum and provide foundation for continued growth
CHARLOTTE, N.C. – Duke Energy (NYSE: DUK) today announced second-quarter 2024 reported EPS of $1.13, prepared in accordance with Generally Accepted Accounting Principles (GAAP), and adjusted EPS of $1.18. This is compared to reported loss per share of $(0.32) and adjusted EPS of $0.91 for the second quarter of 2023.
Adjusted EPS excludes the impact of certain items that are included in reported EPS. The difference between second-quarter 2024 reported and adjusted EPS includes the impact of charges related to the Duke Energy Carolinas South Carolina rate case order, as well as results of discontinued operations.
Higher second-quarter 2024 adjusted results were driven by growth from rate increases and riders, higher sales volumes and improved weather. These items were partially offset by higher interest expense and depreciation on a growing asset base.
The company is reaffirming its 2024 adjusted EPS guidance range of $5.85 to $6.10, and long-term adjusted EPS growth rate of 5% to 7% through 2028 off the 2024 midpoint of $5.98. Management does not forecast reported GAAP EPS and related long-term growth rates.
“We’ve had an excellent first half of the year, delivering on grid and generation investments and collaborating with stakeholders to advance the energy transition across our jurisdictions,” said Lynn Good, Duke Energy chair and chief executive officer.
“We have clear growth visibility driven by our $73 billion capital plan. Our fully regulated portfolio combined with our track record of constructive regulatory outcomes has us well positioned to deliver value for our customers, communities and shareholders."

Duke Energy News Release    2

Business segment results
In addition to the following summary of second-quarter 2024 business segment performance, comprehensive tables with detailed EPS drivers for the second quarter compared to prior year are provided at the end of this news release.
The discussion below of second-quarter results includes both GAAP segment income and adjusted segment income, which is a non-GAAP financial measure. The tables at the end of this news release present a full reconciliation of GAAP reported results to adjusted results.
Electric Utilities and Infrastructure
On a reported basis, Electric Utilities and Infrastructure recognized second-quarter 2024 segment income of $1,090 million, compared to reported segment income of $850 million in the second quarter of 2023. In addition to the drivers outlined below, second-quarter 2024 results include the impact of charges related to the Duke Energy Carolinas South Carolina rate case order, which was treated as a special item and excluded from adjusted earnings.
On an adjusted basis, Electric Utilities and Infrastructure recognized second-quarter 2024 segment income of $1,115 million, compared to adjusted segment income of $850 million in the second quarter of 2023. This represents an increase of $0.34 per share. Higher quarterly results were primarily due to growth from rate increases and riders, higher sales volumes and improved weather, partially offset by higher depreciation on a growing asset base and higher interest expense.
Gas Utilities and Infrastructure
On a reported and adjusted basis, Gas Utilities and Infrastructure recognized second-quarter 2024 segment income of $6 million, compared to reported and adjusted segment income of $25 million in the second quarter of 2023. This represents a decrease of $0.02 per share. Lower quarterly results were primarily driven by higher expenses partially offset by growth from riders and other retail margin.
Other
Other primarily includes interest expense on holding company debt, other unallocated corporate costs and results from Duke Energy’s captive insurance company.
On a reported and adjusted basis, Other recognized a second-quarter 2024 segment loss of $200 million, compared to reported and adjusted segment loss of $161 million in the second quarter of 2023. This represents a decrease of $0.05 per share. Lower quarterly results were primarily due to higher interest expense.

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Effective tax rate
Duke Energy's consolidated reported effective tax rate for the second quarter of 2024 was 13.1% compared to 13.7% in the second quarter of 2023.
Duke Energy's consolidated adjusted effective tax rate was 13.4% for the second quarter of 2024 compared to 13.8% in the second quarter of 2023.
The tables at the end of this news release present a reconciliation of the reported effective tax rate to the adjusted effective tax rate.
Earnings conference call for analysts
An earnings conference call for analysts is scheduled at 10 a.m. ET today to discuss second-quarter 2024 financial results and other business and financial updates. The conference call will be hosted by Lynn Good, chair and chief executive officer, Harry Sideris, president, and Brian Savoy, executive vice president and chief financial officer.
The call can be accessed via the investors' section (duke-energy.com/investors) of Duke Energy’s website or by dialing 833.470.1428 in the U.S. or 929.526.1599 outside the U.S. The confirmation code is 187230. Please call in 10 to 15 minutes prior to the scheduled start time.
A recording of the webcast with transcript will be available on the investors' section of the company’s website on August 7.
Special Items and Non-GAAP Reconciliation
The following table presents a reconciliation of GAAP reported earnings (loss) per share to adjusted earnings per share for second-quarter 2024 and 2023 financial results:

(In millions, except per share amounts)	After-Tax Amount	2Q 2024 EPS	2Q 2023 EPS
Earnings (Loss) Per Share, as reported		$1.13	$(0.32)
Adjustments to reported EPS:
Second Quarter 2024
Regulatory matters	$25	$0.03
Discontinued operations(a)	10	0.01
Second Quarter 2023
Discontinued operations(a)	$948		$1.23
Total adjustments(b)		$0.05	$1.23
EPS, adjusted		$1.18	$0.91
(a)    Represents the operating results and impairments recognized related to the sale of the Commercial Renewables business disposal group.
(b)    Total EPS adjustments may not foot due to rounding.

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Non-GAAP financial measures
Management evaluates financial performance in part based on non-GAAP financial measures, including adjusted earnings, adjusted EPS and adjusted effective tax rate. Adjusted earnings and adjusted EPS represent income (loss) from continuing operations available to Duke Energy Corporation common stockholders in dollar and basic per share amounts, adjusted for the dollar and per share impact of special items. The adjusted effective tax rate is calculated using pretax earnings and income tax expense, both adjusted to include the impact of noncontrolling interests and preferred dividends and to exclude the impact of special items. As discussed below, special items include certain charges and credits, which management believes are not indicative of Duke Energy's ongoing performance.
Management uses these non-GAAP financial measures for planning and forecasting, and for reporting financial results to the Board of Directors, employees, stockholders, analysts and investors. The most directly comparable GAAP measures for adjusted earnings, adjusted EPS and the adjusted effective tax rate are Net Income (Loss) Available to Duke Energy Corporation common stockholders (GAAP reported earnings (loss)), Basic earnings (loss) per share Available to Duke Energy Corporation common stockholders (GAAP reported earnings (loss) per share), and the reported effective tax rate, respectively.
Special items included in the periods presented include the following items, which management believes do not reflect ongoing costs:
•Regulatory matters primarily represents impairment charges related to Duke Energy Carolinas' South Carolina rate case order.
Due to the forward-looking nature of any forecasted adjusted earnings guidance, information to reconcile this non-GAAP financial measure to the most directly comparable GAAP financial measure is not available at this time, as management is unable to project all special items for future periods (such as legal settlements, the impact of regulatory orders or asset impairments).
Management evaluates segment performance based on segment income and other net loss. Segment income and other net loss is defined as income (loss) from continuing operations net of income attributable to noncontrolling interests and preferred stock dividends. Segment income and other net loss includes intercompany revenues and expenses that are eliminated in the Condensed Consolidated Financial Statements. Management also uses adjusted segment income and adjusted other net loss as a measure of historical and anticipated future segment performance. Adjusted segment income and adjusted other net loss is a non-GAAP financial measure, as it is based upon segment income and other net loss adjusted for special items, which are discussed above. Management believes the presentation of adjusted segment income and adjusted other net loss provides useful information to investors, as it provides them with an additional relevant comparison of a segment’s performance across periods. The most directly comparable GAAP measure for adjusted segment income or adjusted other net loss is segment income and other net loss.

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Due to the forward-looking nature of any forecasted adjusted segment income or adjusted other net loss and any related growth rates for future periods, information to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures is not available at this time, as the company is unable to forecast all special items, as discussed above.
Duke Energy’s adjusted earnings, adjusted EPS and adjusted segment income and adjusted other net loss may not be comparable to similarly titled measures of another company because other companies may not calculate the measures in the same manner.
Duke Energy
Duke Energy (NYSE: DUK), a Fortune 150 company headquartered in Charlotte, N.C., is one of America’s largest energy holding companies. The company's electric utilities serve 8.4 million customers in North Carolina, South Carolina, Florida, Indiana, Ohio and Kentucky, and collectively own 54,800 megawatts of energy capacity. Its natural gas utilities serve 1.7 million customers in North Carolina, South Carolina, Tennessee, Ohio and Kentucky.
Duke Energy is executing an ambitious clean energy transition, keeping reliability, affordability and accessibility at the forefront as the company works toward net-zero methane emissions from its natural gas business by 2030 and net-zero carbon emissions from electricity generation by 2050. The company is investing in major electric grid upgrades and cleaner generation, including expanded energy storage, renewables, natural gas and nuclear.
More information is available at duke-energy.com and the Duke Energy News Center. Follow Duke Energy on Twitter, LinkedIn, Instagram and Facebook, and visit illumination for stories about the people and innovations powering our energy transition.
Forward-Looking Information
This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions and can often be identified by terms and phrases that include “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook” or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These factors include, but are not limited to:
◦The ability to implement our business strategy, including our carbon emission reduction goals;
◦State, federal and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements, including those related to climate change, as well as rulings that affect cost and investment recovery or have an impact on rate structures or market prices;
◦The extent and timing of costs and liabilities to comply with federal and state laws, regulations and legal requirements related to coal ash remediation, including amounts for required closure of certain ash impoundments, are uncertain and difficult to estimate;
◦The ability to recover eligible costs, including amounts associated with coal ash impoundment retirement obligations, asset retirement and construction costs related to carbon emissions reductions, and costs related to significant weather events, and to earn an adequate return on investment through rate case proceedings and the regulatory process;
◦The costs of decommissioning nuclear facilities could prove to be more extensive than amounts estimated and all costs may not be fully recoverable through the regulatory process;
◦The impact of extraordinary external events, such as the pandemic health event resulting from COVID-19, and their collateral consequences, including the disruption of global supply chains or the economic activity in our service territories;

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◦Costs and effects of legal and administrative proceedings, settlements, investigations and claims;
◦Industrial, commercial and residential growth or decline in service territories or customer bases resulting from sustained downturns of the economy, reduced customer usage due to cost pressures from inflation or fuel costs, and the economic health of our service territories or variations in customer usage patterns, including energy efficiency efforts, natural gas building and appliance electrification, and use of alternative energy sources, such as self-generation and distributed generation technologies;
◦Federal and state regulations, laws and other efforts designed to promote and expand the use of energy efficiency measures, natural gas electrification, and distributed generation technologies, such as private solar and battery storage, in Duke Energy service territories could result in a reduced number of customers, excess generation resources as well as stranded costs;
◦Advancements in technology;
◦Additional competition in electric and natural gas markets and continued industry consolidation;
◦The influence of weather and other natural phenomena on operations, including the economic, operational and other effects of severe storms, hurricanes, droughts, earthquakes and tornadoes, including extreme weather associated with climate change;
◦Changing investor, customer and other stakeholder expectations and demands including heightened emphasis on environmental, social and governance concerns and costs related thereto;
◦The ability to successfully operate electric generating facilities and deliver electricity to customers including direct or indirect effects to the company resulting from an incident that affects the United States electric grid or generating resources;
◦Operational interruptions to our natural gas distribution and transmission activities;
◦The availability of adequate interstate pipeline transportation capacity and natural gas supply;
◦The impact on facilities and business from a terrorist or other attack, war, vandalism, cybersecurity threats, data security breaches, operational events, information technology failures or other catastrophic events, such as fires, explosions, pandemic health events or other similar occurrences;
◦The inherent risks associated with the operation of nuclear facilities, including environmental, health, safety, regulatory and financial risks, including the financial stability of third-party service providers;
◦The timing and extent of changes in commodity prices and interest rates and the ability to recover such costs through the regulatory process, where appropriate, and their impact on liquidity positions and the value of underlying assets;
◦The results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings, interest rate fluctuations, compliance with debt covenants and conditions, an individual utility’s generation mix, and general market and economic conditions;
◦Credit ratings of the Duke Energy Registrants may be different from what is expected;
◦Declines in the market prices of equity and fixed-income securities and resultant cash funding requirements for defined benefit pension plans, other post-retirement benefit plans and nuclear decommissioning trust funds;
◦Construction and development risks associated with the completion of the Duke Energy Registrants’ capital investment projects, including risks related to financing, timing and receipt of necessary regulatory approvals, obtaining and complying with terms of permits, meeting construction budgets and schedules and satisfying operating and environmental performance standards, as well as the ability to recover costs from customers in a timely manner, or at all;
◦Changes in rules for regional transmission organizations, including changes in rate designs and new and evolving capacity markets, and risks related to obligations created by the default of other participants;
◦The ability to control operation and maintenance costs;
◦The level of creditworthiness of counterparties to transactions;
◦The ability to obtain adequate insurance at acceptable costs;
◦Employee workforce factors, including the potential inability to attract and retain key personnel;
◦The ability of subsidiaries to pay dividends or distributions to Duke Energy Corporation holding company (the Parent);
◦The performance of projects undertaken by our businesses and the success of efforts to invest in and develop new opportunities;

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◦The effect of accounting and reporting pronouncements issued periodically by accounting standard-setting bodies and the SEC;
◦The impact of United States tax legislation to our financial condition, results of operations or cash flows and our credit ratings;
◦The impacts from potential impairments of goodwill or equity method investment carrying values;
◦Asset or business acquisitions and dispositions may not yield the anticipated benefits; and
◦The actions of activist shareholders could disrupt our operations, impact our ability to execute on our business strategy, or cause fluctuations in the trading price of our common stock.
Additional risks and uncertainties are identified and discussed in the Duke Energy Registrants' reports filed with the SEC and available at the SEC's website at sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and the Duke Energy Registrants expressly disclaim any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Three Months Ended June 30, 2024
(Dollars in millions, except per share amounts)

		Special Item
	Reported Earnings	Regulatory Matters		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$1,090	$25	A	$—		$25	$1,115
Gas Utilities and Infrastructure	6	—		—		—	6
Total Reportable Segment Income	1,096	25		—		25	1,121
Other	(200)	—		—		—	(200)
Discontinued Operations	(10)	—		10	B	10	—
Net Income Available to Duke Energy Corporation Common Stockholders	$886	$25		$10		$35	$921
EARNINGS PER SHARE AVAILABLE TO DUKE ENERGY CORPORATION COMMON STOCKHOLDERS	$1.13	$0.03		$0.01		$0.05	$1.18
Note: Earnings Per Share amounts are adjusted for accumulated dividends for Series B Preferred Stock of $(0.02). Total EPS adjustments do not cross-foot due to rounding.
A – Net of $6 million tax benefit at Duke Energy Carolinas and $2 million tax benefit at Duke Energy Progress.
•$33 million recorded within Impairment of assets and other charges, $2 million recorded within Operations, maintenance and other, and an $11 million reduction recorded within Interest Expense on the Duke Energy Carolinas' Condensed Consolidated Statement of Operations related to the South Carolina rate case order.

•$9 million recorded within Impairment of assets and other charges on the Duke Energy Progress' Condensed Consolidated Statement of Operations related to the South Carolina rate case order.

B – Recorded in Loss from Discontinued Operations, net of tax, on the Condensed Consolidated Statements of Operations.
Weighted Average Shares (reported and adjusted) – 772 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Six Months Ended June 30, 2024
(Dollars in millions, except per share amounts)

		Special Item
	Reported Earnings	Regulatory Matters		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$2,111	$25	A	$—		$25	$2,136
Gas Utilities and Infrastructure	290	—		—		—	290
Total Reportable Segment Income	2,401	25		—		25	2,426
Other	(403)	—		—		—	(403)
Discontinued Operations	(13)	—		13	B	13	—
Net Income Available to Duke Energy Corporation Common Stockholders	$1,985	$25		$13		$38	$2,023
EPS AVAILABLE TO DUKE ENERGY CORPORATION COMMON STOCKHOLDERS	$2.57	$0.03		$0.02		$0.05	$2.62
A – Net of $6 million tax benefit at Duke Energy Carolinas and $2 million tax benefit at Duke Energy Progress.
•$33 million recorded within Impairment of assets and other charges, $2 million recorded within Operations, maintenance and other, and an $11 million reduction recorded within Interest Expense on the Duke Energy Carolinas' Condensed Consolidated Statement of Operations related to the South Carolina rate case order.

•$9 million recorded within Impairment of assets and other charges on the Duke Energy Progress' Condensed Consolidated Statement of Operations related to the South Carolina rate case order.

B – Recorded in Loss from Discontinued Operations, net of tax, on the Condensed Consolidated Statements of Operations.
Weighted Average Shares (reported and adjusted) – 771 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Three Months Ended June 30, 2023
(Dollars in millions, except per share amounts)

	Reported Earnings	Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$850	$—		$—	$850
Gas Utilities and Infrastructure	25	—		—	25
Total Reportable Segment Income	875	—		—	875
Other	(161)	—		—	(161)
Discontinued Operations	(948)	$948	A	948	—
Net (Loss) Income Available to Duke Energy Corporation Common Stockholders	$(234)	$948		$948	$714
(LOSS) EARNINGS PER SHARE AVAILABLE TO DUKE ENERGY CORPORATION COMMON STOCKHOLDERS	$(0.32)	$1.23		$1.23	$0.91
Note: (Loss) Earnings Per Share amounts are adjusted for accumulated dividends for Series B Preferred Stock of $(0.02).
A – Recorded in Loss from Discontinued Operations, net of tax, and Net (Income) Loss Attributable to Noncontrolling Interests on the Condensed Consolidated Statements of Operations.
Weighted Average Shares (reported and adjusted) – 771 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Six Months Ended June 30, 2023
(Dollars in millions, except per share amounts)

	Reported Earnings	Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$1,641	$—		$—	$1,641
Gas Utilities and Infrastructure	312	—		—	312
Total Reportable Segment Income	1,953	—		—	1,953
Other	(329)	—		—	(329)
Discontinued Operations	(1,093)	1,093	A	1,093	—
Net Income Available to Duke Energy Corporation Common Stockholders	$531	$1,093		$1,093	$1,624
EPS AVAILABLE TO DUKE ENERGY CORPORATION COMMON STOCKHOLDERS	$0.69	$1.41		$1.41	$2.10

A – Recorded in Loss from Discontinued Operations, net of tax, and Net (Income) Loss Attributable to Noncontrolling Interests on the Condensed Consolidated Statements of Operations.
Weighted Average Shares (reported and adjusted) – 770 million

DUKE ENERGY CORPORATION
EFFECTIVE TAX RECONCILIATION
June 2024
(Dollars in millions)

	Three Months Ended June 30, 2024		Six Months Ended June 30, 2024
	Balance	Effective Tax Rate	Balance	Effective Tax Rate

Reported Income From Continuing Operations Before Income Taxes	$1,071		$2,403
Regulatory Matters	33		33
Noncontrolling Interests	(26)		(42)
Preferred Dividends	(14)		(53)
Adjusted Pretax Income	$1,064		$2,341

Reported Income Tax Expense From Continuing Operations	$140	13.1%	$318	13.2%
Regulatory Matters	8		8
Noncontrolling Interest Portion of Income Taxes(a)	(5)		(8)
Adjusted Tax Expense	$143	13.4%	$318	13.6%

	Three Months Ended June 30, 2023		Six Months Ended June 30, 2023
	Balance	Effective Tax Rate	Balance	Effective Tax Rate

Reported Income From Continuing Operations Before Income Taxes	$870		$1,995
Noncontrolling Interests	(28)		(53)
Preferred Dividends	(14)		(53)
Adjusted Pretax Income	$828		$1,889

Reported Income Tax Expense From Continuing Operations	$119	13.7%	$274	13.7%
Noncontrolling Interest Portion of Income Taxes(a)	(5)		(9)
Adjusted Tax Expense	$114	13.8%	$265	14.0%
(a)    Income tax related to non-pass-through entities for tax purposes.

DUKE ENERGY CORPORATION
EARNINGS VARIANCES
June 2024 QTD vs. Prior Year

(Dollars per share)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other	Discontinued Operations	Consolidated
2023 QTD Reported Earnings (Loss) Per Share	$1.11	$0.03	$(0.23)	$(1.23)	$(0.32)
Discontinued Operations	—	—	—	1.23	1.23
2023 QTD Adjusted Earnings Per Share	$1.11	$0.03	$(0.23)	$—	$0.91
Weather	0.14	—	—	—	0.14
Volume	0.08	—	—	—	0.08
Riders and Other Retail Margin(a)	0.10	0.01	—	—	0.11
Rate case impacts, net(b)	0.11	—	—	—	0.11
Wholesale	0.01	—	—	—	0.01
Operations and maintenance, net of recoverables	0.02	(0.01)	—	—	0.01
Interest Expense(c)	(0.03)	(0.01)	(0.03)	—	(0.07)
AFUDC Equity	0.01	—	—	—	0.01
Depreciation and amortization(c)	(0.05)	(0.01)	—	—	(0.06)
Other	(0.05)	—	(0.02)	—	(0.07)
Total variance	$0.34	$(0.02)	$(0.05)	$—	$0.27
2024 QTD Adjusted Earnings Per Share	$1.45	$0.01	$(0.28)	$—	$1.18
Regulatory Matters	(0.03)	—	—	—	(0.03)
Discontinued Operations	—	—	—	(0.01)	(0.01)
2024 QTD Reported Earnings Per Share	$1.42	$0.01	$(0.28)	$(0.01)	$1.13

Note: Earnings Per Share amounts are calculated using the consolidated statutory income tax rate for all drivers. Weighted average shares outstanding increased from 771 million to 772 million. Totals may not foot or cross-foot due to rounding.

(a)    Electric Utilities and Infrastructure includes higher grid modernization riders and transmission revenues (+$0.05).
(b)    Electric Utilities and Infrastructure includes impacts from DEC North Carolina rates, effective January 2024, (+$0.07), DEP North Carolina rates, effective October 2023, (+$0.02) and DEF multiyear rate plan revenue increases (+$0.02).
(c)    Electric Utilities and Infrastructure excludes rate case impacts.

DUKE ENERGY CORPORATION
EARNINGS VARIANCES
June 2024 YTD vs. Prior Year

(Dollars per share)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other	Discontinued Operations	Consolidated
2023 YTD Reported Earnings Per Share	$2.13	$0.40	$(0.43)	$(1.41)	$0.69
Discontinued Operations	—	—	—	1.41	1.41
2023 YTD Adjusted Earnings Per Share	$2.13	$0.40	$(0.43)	$—	$2.10
Weather	0.29	—	—	—	0.29
Volume	0.11	—	—	—	0.11
Riders and Other Retail Margin(a)	0.15	0.05	—	—	0.20
Rate case impacts, net(b)	0.18	0.01	—	—	0.19
Wholesale(c)	0.02	—	—	—	0.02
Operations and maintenance, net of recoverables	0.02	(0.02)	—	—	—
Interest Expense(d)	(0.08)	(0.02)	(0.07)	—	(0.17)
AFUDC Equity	0.02	—	—	—	0.02
Depreciation and amortization(d)	(0.10)	(0.03)	—	—	(0.13)
Other	0.03	(0.02)	(0.02)	—	(0.01)
Total variance	$0.64	$(0.03)	$(0.09)	$—	$0.52
2024 YTD Adjusted Earnings Per Share	$2.77	$0.37	$(0.52)	$—	$2.62
Regulatory Matters	(0.03)	—	—	—	(0.03)
Discontinued Operations	—	—	—	(0.02)	(0.02)
2024 YTD Reported Earnings Per Share	$2.74	$0.37	$(0.52)	$(0.02)	$2.57

Note: Earnings Per Share amounts are calculated using the consolidated statutory income tax rate for all drivers. Weighted average shares outstanding increased from 770 million to 771 million.

(a)    Electric Utilities and Infrastructure includes higher grid modernization riders and transmission revenues (+$0.08). Gas Utilities and Infrastructure includes higher revenues from Tennessee ARM (+$0.02), riders and customer growth.
(b)    Electric Utilities and Infrastructure includes impacts from DEC North Carolina rates, effective January 2024, (+$0.14), DEP South Carolina rates, effective April 2023 and DEP North Carolina rates, effective October 2023, (+$0.05) and DEK rates, effective October 2023, (+$0.01), partially offset by the impact of lower DOE nuclear fuel storage funding, net of DEF multiyear rate plan revenue increases (-$0.02). Gas Utilities and Infrastructure includes impacts from DEO rates, effective November 2023.
(c)    Primarily due to higher capacity rates.
(d)    Electric Utilities and Infrastructure excludes rate case impacts.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
Operating Revenues
Regulated electric	$6,746	$6,176	$13,478	$12,500
Regulated natural gas	347	331	1,213	1,213
Nonregulated electric and other	79	71	152	141
Total operating revenues	7,172	6,578	14,843	13,854
Operating Expenses
Fuel used in electric generation and purchased power	2,228	2,039	4,563	4,416
Cost of natural gas	78	79	310	377
Operation, maintenance and other	1,320	1,375	2,699	2,685
Depreciation and amortization	1,409	1,333	2,796	2,560
Property and other taxes	393	353	779	742
Impairment of assets and other charges	43	—	44	8
Total operating expenses	5,471	5,179	11,191	10,788
Gains on Sales of Other Assets and Other, net	6	31	18	38
Operating Income	1,707	1,430	3,670	3,104
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	21	20	38	40
Other income and expenses, net	167	147	336	298
Total other income and expenses	188	167	374	338
Interest Expense	824	727	1,641	1,447
Income From Continuing Operations Before Income Taxes	1,071	870	2,403	1,995
Income Tax Expense From Continuing Operations	140	119	318	274
Income From Continuing Operations	931	751	2,085	1,721
Loss From Discontinued Operations, net of tax	(10)	(955)	(13)	(1,164)
Net Income (Loss)	921	(204)	2,072	557
Less: Net Income (Loss) Attributable to Noncontrolling Interests	21	16	34	(27)
Net Income (Loss) Attributable to Duke Energy Corporation	900	(220)	2,038	584
Less: Preferred Dividends	14	14	53	53
Net Income (Loss) Available to Duke Energy Corporation Common Stockholders	$886	$(234)	$1,985	$531

Earnings Per Share – Basic and Diluted
Income from continuing operations available to Duke Energy Corporation common stockholders
Basic and Diluted	$1.14	$0.91	$2.59	$2.10
Loss from discontinued operations attributable to Duke Energy Corporation common stockholders
Basic and Diluted	$(0.01)	$(1.23)	$(0.02)	$(1.41)
Net income (loss) available to Duke Energy Corporation common stockholders
Basic and Diluted	$1.13	$(0.32)	$2.57	$0.69
Weighted average shares outstanding
Basic and Diluted	772	771	771	770

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In millions)	June 30, 2024	December 31, 2023
ASSETS
Current Assets
Cash and cash equivalents	$390	$253
Receivables (net of allowance for doubtful accounts of $119 at 2024 and $55 at 2023)	2,127	1,112
Receivables of VIEs (net of allowance for doubtful accounts of $88 at 2024 and $150 at 2023)	2,009	3,019
Receivable from sales of Commercial Renewables Disposal Groups	538	—
Inventory (includes $494 at 2024 and $462 at 2023 related to VIEs)	4,390	4,292
Regulatory assets (includes $119 at 2024 and $110 at 2023 related to VIEs)	2,663	3,648
Assets held for sale	4	14
Other (includes $81 at 2024 and $90 at 2023 related to VIEs)	436	431
Total current assets	12,557	12,769
Property, Plant and Equipment
Cost	177,974	171,353
Accumulated depreciation and amortization	(57,874)	(56,038)
Net property, plant and equipment	120,100	115,315
Other Noncurrent Assets
Goodwill	19,303	19,303
Regulatory assets (includes $1,754 at 2024 and $1,642 at 2023 related to VIEs)	13,446	13,618
Nuclear decommissioning trust funds	10,944	10,143
Operating lease right-of-use assets, net	1,108	1,092
Investments in equity method unconsolidated affiliates	483	492
Assets held for sale	78	$197
Other	3,556	3,964
Total other noncurrent assets	48,918	48,809
Total Assets	$181,575	$176,893
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable (includes $224 at 2024 and $188 at 2023 related to VIEs)	$3,777	$4,228
Notes payable and commercial paper	3,670	4,288
Taxes accrued	748	816
Interest accrued	790	745
Current maturities of long-term debt (includes $1,008 at 2024 and $428 at 2023 related to VIEs)	2,340	2,800
Asset retirement obligations	636	596
Regulatory liabilities	1,228	1,369
Liabilities associated with assets held for sale	81	122
Other	2,212	2,319
Total current liabilities	15,482	17,283
Long-Term Debt (includes $1,897 at 2024 and $3,000 at 2023 related to VIEs)	76,439	72,452
Other Noncurrent Liabilities
Deferred income taxes	10,773	10,556
Asset retirement obligations	9,718	8,560
Regulatory liabilities	14,557	14,039
Operating lease liabilities	925	917
Accrued pension and other post-retirement benefit costs	437	485
Investment tax credits	860	864
Liabilities associated with assets held for sale	112	$157
Other (includes $30 at 2024 and $35 at 2023 related to VIEs)	1,466	1,393
Total other noncurrent liabilities	38,848	36,971
Commitments and Contingencies
Equity
Preferred stock, Series A, $0.001 par value, 40 million depositary shares authorized and outstanding at 2024 and 2023	973	973
Preferred stock, Series B, $0.001 par value, 1 million shares authorized and outstanding at 2024 and 2023	989	989
Common stock, $0.001 par value, 2 billion shares authorized; 772 million and 771 million shares outstanding at 2024 and 2023	1	1
Additional paid-in capital	45,007	44,920
Retained earnings	2,635	2,235
Accumulated other comprehensive income (loss)	102	(6)
Total Duke Energy Corporation stockholders' equity	49,707	49,112
Noncontrolling interests	1,099	1,075
Total equity	50,806	50,187
Total Liabilities and Equity	$181,575	$176,893

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In millions)

	Six Months Ended June 30,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$2,072	$557
Adjustments to reconcile net income to net cash provided by operating activities	3,355	3,228
Net cash provided by operating activities	5,427	3,785

CASH FLOWS FROM INVESTING ACTIVITIES
Net cash used in investing activities	(6,575)	(6,508)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash provided by financing activities	1,274	2,687

Net increase (decrease) in cash, cash equivalents and restricted cash	126	(36)
Cash, cash equivalents and restricted cash at beginning of period	357	603
Cash, cash equivalents and restricted cash at end of period	$483	$567

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended June 30, 2024
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$6,763	$—	$—	$(17)	$6,746
Regulated natural gas	—	369	—	(22)	347
Nonregulated electric and other	57	12	40	(30)	79
Total operating revenues	6,820	381	40	(69)	7,172
Operating Expenses
Fuel used in electric generation and purchased power	2,247	—	—	(19)	2,228
Cost of natural gas	—	78	—	—	78
Operation, maintenance and other	1,262	117	(8)	(51)	1,320
Depreciation and amortization	1,246	96	73	(6)	1,409
Property and other taxes	351	38	4	—	393
Impairment of assets and other charges	42	—	1	—	43
Total operating expenses	5,148	329	70	(76)	5,471
Gains on Sales of Other Assets and Other, net	1	—	6	(1)	6
Operating Income	1,673	52	(24)	6	1,707
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	1	—	19	1	21
Other income and expenses, net	140	17	48	(38)	167
Total Other Income and Expenses	141	17	67	(37)	188
Interest Expense	488	61	306	(31)	824
Income (Loss) from Continuing Operations before Income Taxes	1,326	8	(263)	—	1,071
Income Tax Expense (Benefit) from Continuing Operations	214	2	(77)	1	140
Income (Loss) from Continuing Operations	1,112	6	(186)	(1)	931
Less: Net Income Attributable to Noncontrolling Interest	22	—	—	(1)	21
Net Income (Loss) Attributable to Duke Energy Corporation	1,090	6	(186)	—	910
Less: Preferred Dividends	—	—	14	—	14
Segment Income/Other Net Loss	$1,090	$6	$(200)	$—	$896
Discontinued Operations					(10)
Net Income Available to Duke Energy Corporation Common Stockholders					$886

Segment Income/Other Net Loss	$1,090	$6	$(200)	$—	$896
Special Items	25	—	—	—	25
Adjusted Earnings(a)	$1,115	$6	$(200)	$—	$921
(a)    See Reported to Adjusted Earnings Reconciliation for a detailed reconciliation of Segment Income/Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Six Months Ended June 30, 2024
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$13,513	$—	$—	$(35)	$13,478
Regulated natural gas	—	1,258	—	(45)	1,213
Nonregulated electric and other	110	25	78	(61)	152
Total operating revenues	13,623	1,283	78	(141)	14,843
Operating Expenses
Fuel used in electric generation and purchased power	4,602	—	—	(39)	4,563
Cost of natural gas	—	310	—	—	310
Operation, maintenance and other	2,578	246	(26)	(99)	2,699
Depreciation and amortization	2,471	194	144	(13)	2,796
Property and other taxes	688	84	7	—	779
Impairment of assets and other charges	43	—	1	—	44
Total operating expenses	10,382	834	126	(151)	11,191
Gains on Sales of Other Assets and Other, net	7	—	11	—	18
Operating Income (Loss)	3,248	449	(37)	10	3,670
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	2	—	36	—	38
Other income and expenses, net	270	34	110	(78)	336
Total Other Income and Expenses	272	34	146	(78)	374
Interest Expense	987	122	600	(68)	1,641
Income (Loss) from Continuing Operations before Income Taxes	2,533	361	(491)	—	2,403
Income Tax Expense (Benefit) from Continuing Operations	387	71	(141)	1	318
Income (Loss) from Continuing Operations	2,146	290	(350)	(1)	2,085
Less: Net Income Attributable to Noncontrolling Interest	35	—	—	(1)	34
Net Income (Loss) Attributable to Duke Energy Corporation	2,111	290	(350)	—	2,051
Less: Preferred Dividends	—	—	53	—	53
Segment Income/Other Net Loss	$2,111	$290	$(403)	$—	$1,998
Discontinued Operations					(13)
Net Income Available to Duke Energy Corporation Common Stockholders					$1,985

Segment Income/Other Net Loss	$2,111	$290	$(403)	$—	$1,998
Special Items	25	—	—	—	25
Adjusted Earnings(a)	$2,136	$290	$(403)	$—	$2,023
(a)    See Reported to Adjusted Earnings Reconciliation for a detailed reconciliation of Segment Income/Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended June 30, 2023
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$6,192	$—	$—	$(16)	$6,176
Regulated natural gas	—	353	—	(22)	331
Nonregulated electric and other	58	6	34	(27)	71
Total operating revenues	6,250	359	34	(65)	6,578
Operating Expenses
Fuel used in electric generation and purchased power	2,058	—	—	(19)	2,039
Cost of natural gas	—	79	—	—	79
Operation, maintenance and other	1,341	110	(33)	(43)	1,375
Depreciation and amortization	1,188	84	67	(6)	1,333
Property and other taxes	337	30	(14)	—	353
Impairment of assets and other charges	5	(5)	—	—	—
Total operating expenses	4,929	298	20	(68)	5,179
Gains (Losses) on Sales of Other Assets and Other, net	27	(1)	5	—	31
Operating Income	1,348	60	19	3	1,430
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	2	6	12	—	20
Other income and expenses, net	125	18	47	(43)	147
Total Other Income and Expenses	127	24	59	(43)	167
Interest Expense	444	52	271	(40)	727
Income (Loss) from Continuing Operations before Income Taxes	1,031	32	(193)	—	870
Income Tax Expense (Benefit) from Continuing Operations	158	7	(46)	—	119
Income (Loss) from Continuing Operations	873	25	(147)	—	751
Less: Net Income (Loss) Attributable to Noncontrolling Interest	23	—	—	—	23
Net Income (Loss) Attributable to Duke Energy Corporation	850	25	(147)	—	728
Less: Preferred Dividends	—	—	14	—	14
Segment Income/Other Net Loss	$850	$25	$(161)	$—	$714
Discontinued Operations					(948)
Net Loss Available to Duke Energy Corporation Common Stockholders					$(234)

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Six Months Ended June 30, 2023
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$12,532	$—	$—	$(32)	$12,500
Regulated natural gas	—	1,258	—	(45)	1,213
Nonregulated electric and other	116	12	65	(52)	141
Total operating revenues	12,648	1,270	65	(129)	13,854
Operating Expenses
Fuel used in electric generation and purchased power	4,454	—	—	(38)	4,416
Cost of natural gas	—	377	—	—	377
Operation, maintenance and other	2,610	229	(68)	(86)	2,685
Depreciation and amortization	2,284	169	121	(14)	2,560
Property and other taxes	685	61	(4)	—	742
Impairment of assets and other charges	12	(4)	—	—	8
Total operating expenses	10,045	832	49	(138)	10,788
Gains (Losses) on Sales of Other Assets and Other, net	28	(1)	11	—	38
Operating Income	2,631	437	27	9	3,104
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	3	12	25	—	40
Other income and expenses, net	254	35	96	(87)	298
Total Other Income and Expenses	257	47	121	(87)	338
Interest Expense	896	102	527	(78)	1,447
Income (Loss) From Continuing Operations Before Income Taxes	1,992	382	(379)	—	1,995
Income Tax Expense (Benefit) from Continuing Operations	307	70	(103)	—	274
Income (Loss) from Continuing Operations	1,685	312	(276)	—	1,721
Less: Net Income Attributable to Noncontrolling Interest	44	—	—	—	44
Net Income (Loss) Attributable to Duke Energy Corporation	1,641	312	(276)	—	1,677
Less: Preferred Dividends	—	—	53	—	53
Segment Income/Other Net Loss	$1,641	$312	$(329)	$—	$1,624
Discontinued Operations					(1,093)
Net Income Available to Duke Energy Corporation Common Stockholders					$531

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	June 30, 2024
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other(a)	Eliminations/ Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$97	$9	$284	$—	$390
Receivables, net	1,903	210	13	1	2,127
Receivables of variable interest entities, net	2,009	—	—	—	2,009
Receivables from affiliated companies	75	80	617	(772)	—
Receivable from sales of Commercial Renewables Disposal Groups	—	—	538	—	538
Notes receivable from affiliated companies	83	41	1,842	(1,966)	—
Inventory	4,289	64	37	—	4,390
Regulatory assets	2,416	159	88	—	2,663
Assets held for sale	—	—	4	—	4
Other	275	82	138	(59)	436
Total current assets	11,147	645	3,561	(2,796)	12,557
Property, Plant and Equipment
Cost	157,724	17,270	3,063	(83)	177,974
Accumulated depreciation and amortization	(52,570)	(3,507)	(1,796)	(1)	(57,874)
Net property, plant and equipment	105,154	13,763	1,267	(84)	120,100
Other Noncurrent Assets
Goodwill	17,379	1,924	—	—	19,303
Regulatory assets	12,137	812	497	—	13,446
Nuclear decommissioning trust funds	10,944	—	—	—	10,944
Operating lease right-of-use assets, net	733	5	370	—	1,108
Investments in equity method unconsolidated affiliates	96	248	139	—	483
Investment in consolidated subsidiaries	569	6	72,607	(73,182)	—
Assets held for sale	—	—	78	—	78
Other	2,478	325	1,377	(624)	3,556
Total other noncurrent assets	44,336	3,320	75,068	(73,806)	48,918
Total Assets	160,637	17,728	79,896	(76,686)	181,575
Segment reclassifications, intercompany balances and other	(867)	(128)	(75,691)	76,686	—
Segment Assets	$159,770	$17,600	$4,205	$—	$181,575

(a)    Includes amounts in held for sale accounts related to the Commercial Renewables Disposal Groups.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	June 30, 2024
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other(a)	Eliminations/ Adjustments	Duke Energy
Current Liabilities
Accounts payable	$2,916	$260	$602	$(1)	$3,777
Accounts payable to affiliated companies	552	43	144	(739)	—
Notes payable to affiliated companies	1,132	792	42	(1,966)	—
Notes payable and commercial paper	—	—	3,670	—	3,670
Taxes accrued	995	51	(298)	—	748
Interest accrued	507	46	238	(1)	790
Current maturities of long-term debt	1,531	98	717	(6)	2,340
Asset retirement obligations	636	—	—	—	636
Regulatory liabilities	1,136	92	—	—	1,228
Liabilities associated with assets held for sale	—	—	81	—	81
Other	1,722	79	500	(89)	2,212
Total current liabilities	11,127	1,461	5,696	(2,802)	15,482
Long-Term Debt	46,143	4,462	25,911	(77)	76,439
Long-Term Debt Payable to Affiliated Companies	618	7	—	(625)	—
Other Noncurrent Liabilities
Deferred income taxes	11,953	1,434	(2,614)	—	10,773
Asset retirement obligations	9,631	87	—	—	9,718
Regulatory liabilities	13,301	1,225	31	—	14,557
Operating lease liabilities	658	10	258	(1)	925
Accrued pension and other post-retirement benefit costs	202	28	208	(1)	437
Investment tax credits	859	1	—	—	860
Liabilities associated with assets held for sale	—	—	112	—	112
Other	919	215	519	(187)	1,466
Total other noncurrent liabilities	37,523	3,000	(1,486)	(189)	38,848
Equity
Total Duke Energy Corporation stockholders' equity	64,149	8,789	49,762	(72,993)	49,707
Noncontrolling interests	1,077	9	13	—	1,099
Total equity	65,226	8,798	49,775	(72,993)	50,806
Total Liabilities and Equity	160,637	17,728	79,896	(76,686)	181,575
Segment reclassifications, intercompany balances and other	(867)	(128)	(75,691)	76,686	—
Segment Liabilities and Equity	$159,770	$17,600	$4,205	$—	$181,575

(a)    Includes amounts in held for sale accounts related to the Commercial Renewables Disposal Groups.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Three Months Ended June 30, 2024
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Other	Electric Utilities and Infrastructure
Operating Revenues	$2,297	$1,636	$1,716	$476	$747	$(52)	$6,820
Operating Expenses
Fuel used in electric generation and purchased power	749	597	605	132	223	(59)	2,247
Operation, maintenance and other	434	320	251	88	161	8	1,262
Depreciation and amortization	437	306	262	65	172	4	1,246
Property and other taxes	89	50	117	80	16	(1)	351
Impairment of assets and other charges	33	9	—	—	—	—	42
Total operating expenses	1,742	1,282	1,235	365	572	(48)	5,148
Gains on Sales of Other Assets and Other, net	—	—	—	—	—	1	1
Operating Income	555	354	481	111	175	(3)	1,673
Other Income and Expenses, net(b)	63	36	20	3	16	3	141
Interest Expense	168	123	114	32	58	(7)	488
Income Before Income Taxes	450	267	387	82	133	7	1,326
Income Tax Expense	51	39	75	13	22	14	214
Less: Net Income Attributable to Noncontrolling Interest(c)	—	—	—	—	—	22	22
Segment Income	$399	$228	$312	$69	$111	$(29)	$1,090
(a)    Includes results of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes an equity component of allowance for funds used during construction of $30 million for Duke Energy Carolinas, $14 million for Duke Energy Progress, $3 million for Duke Energy Florida, $2 million for Duke Energy Ohio and $5 million for Duke Energy Indiana.
(c)    Includes a noncontrolling interest in Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Six Months Ended June 30, 2024
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Other	Electric Utilities and Infrastructure
Operating Revenues	$4,704	$3,424	$3,152	$934	$1,506	$(97)	$13,623
Operating Expenses
Fuel used in electric generation and purchased power	1,609	1,217	1,128	270	494	(116)	4,602
Operation, maintenance and other	874	689	498	181	339	(3)	2,578
Depreciation and amortization	834	645	510	131	341	10	2,471
Property and other taxes	183	101	223	151	30	—	688
Impairment of assets and other charges	34	9	—	—	—	—	43
Total operating expenses	3,534	2,661	2,359	733	1,204	(109)	10,382
Gains on Sales of Other Assets and Other, net	1	1	1	—	—	4	7
Operating Income	1,171	764	794	201	302	16	3,248
Other Income and Expenses, net(b)	124	71	44	7	29	(3)	272
Interest Expense	348	243	225	61	115	(5)	987
Income Before Income Taxes	947	592	613	147	216	18	2,533
Income Tax Expense	109	89	120	23	36	10	387
Less: Net Income Attributable to Noncontrolling Interest(c)	—	—	—	—	—	35	35
Segment Income	$838	$503	$493	$124	$180	$(27)	$2,111
(a)    Includes results of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes an equity component of allowance for funds used during construction of $58 million for Duke Energy Carolinas, $27 million for Duke Energy Progress, $8 million for Duke Energy Florida, $2 million for Duke Energy Ohio and $7 million for Duke Energy Indiana.
(c)    Includes a noncontrolling interest in Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	June 30, 2024
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$9	$33	$35	$8	$13	$(1)	$97
Receivables, net	193	189	732	358	422	9	1,903
Receivables of variable interest entities, net	1,128	881	—	—	—	—	2,009
Receivables from affiliated companies	192	4	4	23	11	(159)	75
Notes receivable from affiliated companies	—	—	—	107	43	(67)	83
Inventory	1,509	1,303	716	174	587	—	4,289
Regulatory assets	1,122	785	367	37	107	(2)	2,416
Other	56	73	61	5	86	(6)	275
Total current assets	4,209	3,268	1,915	712	1,269	(226)	11,147
Property, Plant and Equipment
Cost	58,433	41,226	29,459	8,841	19,708	57	157,724
Accumulated depreciation and amortization	(20,395)	(15,730)	(7,344)	(2,448)	(6,682)	29	(52,570)
Net property, plant and equipment	38,038	25,496	22,115	6,393	13,026	86	105,154
Other Noncurrent Assets
Goodwill	—	—	—	596	—	16,783	17,379
Regulatory assets	3,711	4,487	1,939	388	942	670	12,137
Nuclear decommissioning trust funds	6,170	4,425	350	—	—	(1)	10,944
Operating lease right-of-use assets, net	89	291	297	11	46	(1)	733
Investments in equity method unconsolidated affiliates	—	—	1	—	—	95	96
Investment in consolidated subsidiaries	56	10	4	499	1	(1)	569
Other	1,157	693	461	66	366	(265)	2,478
Total other noncurrent assets	11,183	9,906	3,052	1,560	1,355	17,280	44,336
Total Assets	53,430	38,670	27,082	8,665	15,650	17,140	160,637
Segment reclassifications, intercompany balances and other	(270)	(108)	(24)	(631)	(60)	226	(867)
Reportable Segment Assets	$53,160	$38,562	$27,058	$8,034	$15,590	$17,366	$159,770
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances, purchase accounting adjustments and Commercial Transmission and Duke Energy Indiana Holdco, LLC balances.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	June 30, 2024
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Liabilities
Accounts payable	$1,125	$523	$735	$242	$284	$7	$2,916
Accounts payable to affiliated companies	198	285	113	13	76	(133)	552
Notes payable to affiliated companies	7	727	249	216	—	(67)	1,132
Taxes accrued	286	151	285	182	87	4	995
Interest accrued	202	123	84	36	61	1	507
Current maturities of long-term debt	520	479	435	93	4	—	1,531
Asset retirement obligations	252	214	1	7	162	—	636
Regulatory liabilities	550	285	83	36	181	1	1,136
Other	635	493	323	61	212	(2)	1,722
Total current liabilities	3,775	3,280	2,308	886	1,067	(189)	11,127
Long-Term Debt	16,206	11,714	9,838	3,281	4,646	458	46,143
Long-Term Debt Payable to Affiliated Companies	300	150	—	18	150	—	618
Other Noncurrent Liabilities
Deferred income taxes	4,270	2,559	2,712	854	1,491	67	11,953
Asset retirement obligations	3,860	4,342	234	68	1,120	7	9,631
Regulatory liabilities	6,303	4,612	741	233	1,435	(23)	13,301
Operating lease liabilities	80	280	245	11	42	—	658
Accrued pension and other post-retirement benefit costs	47	139	93	71	98	(246)	202
Investment tax credits	299	127	242	5	186	—	859
Other	581	165	119	56	14	(16)	919
Total other noncurrent liabilities	15,440	12,224	4,386	1,298	4,386	(211)	37,523
Equity
Total Duke Energy Corporation stockholders equity	17,709	11,302	10,550	3,182	5,401	16,005	64,149
Noncontrolling interests(c)	—	—	—	—	—	1,077	1,077
Total equity	17,709	11,302	10,550	3,182	5,401	17,082	65,226
Total Liabilities and Equity	53,430	38,670	27,082	8,665	15,650	17,140	160,637
Segment reclassifications, intercompany balances and other	(270)	(108)	(24)	(631)	(60)	226	(867)
Reportable Segment Liabilities and Equity	$53,160	$38,562	$27,058	$8,034	$15,590	$17,366	$159,770
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances, purchase accounting adjustments and Commercial Transmission and Duke Energy Indiana Holdco, LLC balances.
(c)    Includes a noncontrolling interest in Duke Energy Indiana.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Three Months Ended June 30, 2024
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage(b)	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues	$132	$244	$6	$(1)	$381
Operating Expenses
Cost of natural gas	21	58	—	(1)	78
Operation, maintenance and other	30	83	4	—	117
Depreciation and amortization	31	64	1	—	96
Property and other taxes	22	16	—	—	38
Total operating expenses	104	221	5	(1)	329
Gains on Sales of Other Assets and Other, net	—	—	1	(1)	—
Operating Income	28	23	2	(1)	52
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	—	—	—	—	—
Other income and expenses, net	2	15	—	—	17
Total other income and expenses	2	15	—	—	17
Interest Expense	17	43	1	—	61
Income (Loss) Before Income Taxes	13	(5)	1	(1)	8
Income Tax Expense (Benefit)	4	(1)	1	(2)	2
Segment Income	$9	$(4)	$—	$1	$6
(a)    Includes results of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Primarily earnings from investments in Sabal Trail and Cardinal pipelines, as well as Hardy and Pine Needle storage facilities.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Six Months Ended June 30, 2024
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage(b)	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues	$352	$920	$11	$—	$1,283
Operating Expenses
Cost of natural gas	82	228	—	—	310
Operation, maintenance and other	62	178	6	—	246
Depreciation and amortization	64	126	4	—	194
Property and other taxes	53	31	—	—	84
Total operating expenses	261	563	10	—	834
Operating Income	91	357	2	(1)	449
Other Income and Expenses, net	4	30	—	—	34
Interest Expense	32	88	2	—	122
Income Before Income Taxes	63	299	—	(1)	361
Income Tax Expense	13	58	1	(1)	71
Segment Income	$50	$241	$(1)	$—	$290
(a)    Includes results of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes earnings from investments in Sabal Trail and Cardinal pipelines, as well as Hardy and Pine Needle storage facilities.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	June 30, 2024
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$4	$3	$3	$(1)	$9
Receivables, net	59	148	3	—	210
Receivables from affiliated companies	—	80	79	(79)	80
Notes receivable from affiliated companies	58	—	—	(17)	41
Inventory	16	47	—	1	64
Regulatory assets	24	135	—	—	159
Other	12	66	3	1	82
Total current assets	173	479	88	(95)	645
Property, Plant and Equipment
Cost	4,754	12,408	108	—	17,270
Accumulated depreciation and amortization	(1,148)	(2,352)	(7)	—	(3,507)
Net property, plant and equipment	3,606	10,056	101	—	13,763
Other Noncurrent Assets
Goodwill	324	49	—	1,551	1,924
Regulatory assets	322	416	—	74	812
Operating lease right-of-use assets, net	1	4	—	—	5
Investments in equity method unconsolidated affiliates	—	—	243	5	248
Investment in consolidated subsidiaries	—	—	—	6	6
Other	21	286	19	(1)	325
Total other noncurrent assets	668	755	262	1,635	3,320
Total Assets	4,447	11,290	451	1,540	17,728
Segment reclassifications, intercompany balances and other	(58)	(82)	(79)	91	(128)
Reportable Segment Assets	$4,389	$11,208	$372	$1,631	$17,600
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	June 30, 2024
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Liabilities
Accounts payable	$40	$208	$12	$—	$260
Accounts payable to affiliated companies	4	92	26	(79)	43
Notes payable to affiliated companies	125	684	—	(17)	792
Taxes accrued	13	35	4	(1)	51
Interest accrued	6	39	—	1	46
Current maturities of long-term debt	58	40	—	—	98
Regulatory liabilities	7	85	—	—	92
Other	3	72	4	—	79
Total current liabilities	256	1,255	46	(96)	1,461
Long-Term Debt	708	3,629	64	61	4,462
Long-Term Debt Payable to Affiliated Companies	7	—	—	—	7
Other Noncurrent Liabilities
Deferred income taxes	453	959	21	1	1,434
Asset retirement obligations	61	27	—	(1)	87
Regulatory liabilities	243	970	—	12	1,225
Operating lease liabilities	—	9	—	1	10
Accrued pension and other post-retirement benefit costs	22	6	—	—	28
Investment tax credits	—	1	—	—	1
Other	42	169	2	2	215
Total other noncurrent liabilities	821	2,141	23	15	3,000
Equity
Total Duke Energy Corporation stockholders' equity	2,655	4,265	309	1,560	8,789
Noncontrolling interests	—	—	9	—	9
Total equity	2,655	4,265	318	1,560	8,798
Total Liabilities and Equity	4,447	11,290	451	1,540	17,728
Segment reclassifications, intercompany balances and other	(58)	(82)	(79)	91	(128)
Reportable Segment Liabilities and Equity	$4,389	$11,208	$372	$1,631	$17,600
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances and purchase accounting adjustments.

Electric Utilities and Infrastructure
Quarterly Highlights
June 2024

	Three Months Ended June 30,				Six Months Ended June 30,
	2024	2023	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)	2024	2023	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
Gigawatt-hour (GWh) Sales(a)
Residential	19,564	18,483	5.8%	2.8%	42,268	40,351	4.8%	2.0%
General Service	19,423	18,378	5.7%	3.1%	37,592	36,143	4.0%	3.3%
Industrial	11,825	11,917	(0.8%)	(1.6%)	23,274	23,763	(2.1%)	(2.0%)
Other Energy Sales	129	137	(5.8%)	n/a	265	290	(8.6%)	n/a
Unbilled Sales	2,734	1,464	86.7%	n/a	940	(1,098)	185.6%	n/a
Total Retail Sales	53,675	50,379	6.5%	1.9%	104,339	99,449	4.9%	1.5%
Wholesale and Other	11,301	9,735	16.1%		21,247	18,912	12.3%
Total Consolidated Electric Sales – Electric Utilities and Infrastructure	64,976	60,114	8.1%		125,586	118,361	6.1%

Average Number of Customers (Electric)
Residential	7,391,580	7,229,773	2.2%		7,373,551	7,214,598	2.2%
General Service	1,043,945	1,036,272	0.7%		1,042,841	1,036,183	0.6%
Industrial	15,708	16,173	(2.9%)		15,756	16,220	(2.9%)
Other Energy Sales	23,723	24,175	(1.9%)		23,781	24,202	(1.7%)
Total Retail Customers	8,474,956	8,306,393	2.0%		8,455,929	8,291,203	2.0%
Wholesale and Other	51	53	(3.8%)		51	49	4.1%
Total Average Number of Customers – Electric Utilities and Infrastructure	8,475,007	8,306,446	2.0%		8,455,980	8,291,252	2.0%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	9,985	6,310	58.2%		19,374	12,652	53.1%
Nuclear	17,950	19,139	(6.2%)		37,032	36,866	0.5%
Hydro	447	574	(22.1%)		1,428	1,382	3.3%
Natural Gas and Oil	22,921	20,998	9.2%		42,802	41,847	2.3%
Renewable Energy	1,038	811	28.0%		1,706	1,373	24.3%
Total Generation(d)	52,341	47,832	9.4%		102,342	94,120	8.7%
Purchased Power and Net Interchange(e)	15,355	15,438	(0.5%)		29,483	30,404	(3.0%)
Total Sources of Energy	67,696	63,270	7.0%		131,825	124,524	5.9%
Less: Line Loss and Other	2,720	3,156	(13.8%)		6,239	6,163	1.2%
Total GWh Sources	64,976	60,114	8.1%		125,586	118,361	6.1%

Owned Megawatt (MW) Capacity(c)
Summer					50,430	50,239
Winter					54,944	53,154
Nuclear Capacity Factor (%)(f)					95	94

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Statistics reflect 100% of jointly owned stations.

Duke Energy Carolinas
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
June 2024

	Three Months Ended June 30,				Six Months Ended June 30,
	2024	2023	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)	2024	2023	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	6,256	5,806	7.8%		14,497	13,514	7.3%
General Service	7,432	6,990	6.3%		14,664	13,889	5.6%
Industrial	4,985	4,994	(0.2%)		9,671	9,704	(0.3%)
Other Energy Sales	68	69	(1.4%)		136	140	(2.9%)
Unbilled Sales	1,151	454	153.5%		475	(501)	194.8%
Total Retail Sales	19,892	18,313	8.6%	2.6%	39,443	36,746	7.3%	2.8%
Wholesale and Other	2,592	2,325	11.5%		5,429	4,811	12.8%
Total Consolidated Electric Sales – Duke Energy Carolinas	22,484	20,638	8.9%		44,872	41,557	8.0%

Average Number of Customers
Residential	2,480,757	2,420,581	2.5%		2,473,067	2,413,982	2.4%
General Service	402,323	399,721	0.7%		402,055	399,756	0.6%
Industrial	5,959	6,075	(1.9%)		5,964	6,085	(2.0%)
Other Energy Sales	11,064	11,227	(1.5%)		11,092	11,227	(1.2%)
Total Retail Customers	2,900,103	2,837,604	2.2%		2,892,178	2,831,050	2.2%
Wholesale and Other	24	31	(22.6%)		25	27	(7.4%)
Total Average Number of Customers – Duke Energy Carolinas	2,900,127	2,837,635	2.2%		2,892,203	2,831,077	2.2%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	2,696	1,554	73.5%		5,611	2,933	91.3%
Nuclear	10,894	11,335	(3.9%)		22,729	21,931	3.6%
Hydro	209	283	(26.1%)		861	763	12.8%
Natural Gas and Oil	6,158	5,769	6.7%		12,060	12,421	(2.9%)
Renewable Energy	99	96	3.1%		172	164	4.9%
Total Generation(d)	20,056	19,037	5.4%		41,433	38,212	8.4%
Purchased Power and Net Interchange(e)	3,273	2,339	39.9%		5,480	5,257	4.2%
Total Sources of Energy	23,329	21,376	9.1%		46,913	43,469	7.9%
Less: Line Loss and Other	845	738	14.5%		2,041	1,912	6.7%
Total GWh Sources	22,484	20,638	8.9%		44,872	41,557	8.0%

Owned MW Capacity(c)
Summer					19,688	19,620
Winter					20,735	20,439
Nuclear Capacity Factor (%)(f)					97	93

Heating and Cooling Degree Days
Actual
Heating Degree Days	124	206	(39.8%)		1,599	1,458	9.7%
Cooling Degree Days	624	331	88.5%		627	347	80.7%

Variance from Normal
Heating Degree Days	(40.8%)	(3.4%)			(17.6%)	(24.6%)
Cooling Degree Days	22.6%	(33.6%)			21.5%	(31.4%)

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Statistics reflect 100% of jointly owned stations.

Duke Energy Progress
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
June 2024

	Three Months Ended June 30,				Six Months Ended June 30,
	2024	2023	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)	2024	2023	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	3,912	3,617	8.2%		9,044	8,463	6.9%
General Service	3,619	3,459	4.6%		7,251	6,898	5.1%
Industrial	2,318	2,497	(7.2%)		4,541	4,848	(6.3%)
Other Energy Sales	21	21	—%		43	43	—%
Unbilled Sales	704	241	192.1%		183	(491)	137.3%
Total Retail Sales	10,574	9,835	7.5%	1.4%	21,062	19,761	6.6%	1.9%
Wholesale and Other	6,630	5,619	18.0%		12,270	11,038	11.2%
Total Consolidated Electric Sales – Duke Energy Progress	17,204	15,454	11.3%		33,332	30,799	8.2%

Average Number of Customers
Residential	1,495,566	1,460,240	2.4%		1,491,114	1,455,819	2.4%
General Service	248,278	247,323	0.4%		247,992	247,549	0.2%
Industrial	3,213	3,303	(2.7%)		3,226	3,307	(2.4%)
Other Energy Sales	2,440	2,498	(2.3%)		2,446	2,508	(2.5%)
Total Retail Customers	1,749,497	1,713,364	2.1%		1,744,778	1,709,183	2.1%
Wholesale and Other	9	9	—%		8	8	—%
Total Average Number of Customers – Duke Energy Progress	1,749,506	1,713,373	2.1%		1,744,786	1,709,191	2.1%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	2,116	709	198.4%		3,918	1,457	168.9%
Nuclear	7,056	7,804	(9.6%)		14,303	14,935	(4.2%)
Hydro	168	179	(6.1%)		429	433	(0.9%)
Natural Gas and Oil	5,656	4,663	21.3%		10,773	10,389	3.7%
Renewable Energy	56	74	(24.3%)		115	129	(10.9%)
Total Generation(d)	15,052	13,429	12.1%		29,538	27,343	8.0%
Purchased Power and Net Interchange(e)	2,708	2,632	2.9%		4,845	4,554	6.4%
Total Sources of Energy	17,760	16,061	10.6%		34,383	31,897	7.8%
Less: Line Loss and Other	556	607	(8.4%)		1,051	1,098	(4.3%)
Total GWh Sources	17,204	15,454	11.3%		33,332	30,799	8.2%

Owned MW Capacity(c)
Summer					12,567	12,519
Winter					13,770	13,618
Nuclear Capacity Factor (%)(f)					91	96

Heating and Cooling Degree Days
Actual
Heating Degree Days	96	131	(26.7%)		1,369	1,194	14.7%
Cooling Degree Days	729	467	56.1%		738	499	47.9%

Variance from Normal
Heating Degree Days	(45.0%)	(26.9%)			(22.7%)	(32.5%)
Cooling Degree Days	29.6%	(15.2%)			28.4%	(11.3%)

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Statistics reflect 100% of jointly owned stations.

Duke Energy Florida
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
June 2024

	Three Months Ended June 30,				Six Months Ended June 30,
	2024	2023	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)	2024	2023	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	5,539	5,365	3.2%		9,910	9,858	0.5%
General Service	4,019	3,895	3.2%		7,344	7,302	0.6%
Industrial	848	870	(2.5%)		1,680	1,690	(0.6%)
Other Energy Sales	7	8	(12.5%)		15	16	(6.3%)
Unbilled Sales	620	599	—%		547	460	18.9%
Total Retail Sales	11,033	10,737	2.8%	1.1%	19,496	19,326	0.9%	—%
Wholesale and Other	829	663	25.0%		1,205	1,064	13.3%
Total Electric Sales – Duke Energy Florida	11,862	11,400	4.1%		20,701	20,390	1.5%

Average Number of Customers
Residential	1,789,071	1,747,307	2.4%		1,785,483	1,744,077	2.4%
General Service	211,119	209,034	1.0%		210,708	208,839	0.9%
Industrial	1,682	1,783	(5.7%)		1,699	1,798	(5.5%)
Other Energy Sales	3,616	3,684	(1.8%)		3,624	3,694	(1.9%)
Total Retail Customers	2,005,488	1,961,808	2.2%		2,001,514	1,958,408	2.2%
Wholesale and Other	13	8	62.5%		13	9	44.4%
Total Average Number of Customers – Duke Energy Florida	2,005,501	1,961,816	2.2%		2,001,527	1,958,417	2.2%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	1,029	1,003	2.6%		1,622	1,511	7.3%
Natural Gas and Oil	9,657	9,242	4.5%		17,392	16,883	3.0%
Renewable Energy	874	632	38.3%		1,404	1,066	31.7%
Total Generation(d)	11,560	10,877	6.3%		20,418	19,460	4.9%
Purchased Power and Net Interchange(e)	645	872	(26.0%)		898	1,586	(43.4%)
Total Sources of Energy	12,205	11,749	3.9%		21,316	21,046	1.3%
Less: Line Loss and Other	343	349	(1.7%)		615	656	(6.3%)
Total GWh Sources	11,862	11,400	4.1%		20,701	20,390	1.5%

Owned MW Capacity(c)
Summer					10,791	10,677
Winter					12,483	11,152

Heating and Cooling Degree Days
Actual
Heating Degree Days	—	—	—%		294	178	65.2%
Cooling Degree Days	1,207	1,134	6.4%		1,436	1,531	(6.2%)

Variance from Normal
Heating Degree Days	(100.0%)	(100.0%)			(22.4%)	(53.4%)
Cooling Degree Days	13.8%	7.7%			13.3%	22.5%

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.

Duke Energy Ohio
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
June 2024

	Three Months Ended June 30,				Six Months Ended June 30,
	2024	2023	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)	2024	2023	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	1,937	1,849	4.8%		4,319	4,176	3.4%
General Service	2,386	2,143	11.3%		4,458	4,254	4.8%
Industrial	1,333	1,300	2.5%		2,591	2,684	(3.5%)
Other Energy Sales	18	23	(21.7%)		41	58	(29.3%)
Unbilled Sales	109	261	(58.2%)		24	11	118.2%
Total Retail Sales	5,783	5,576	3.7%	(1.4%)	11,433	11,183	2.2%	(1.1%)
Wholesale and Other	127	119	6.7%		257	155	65.8%
Total Electric Sales – Duke Energy Ohio	5,910	5,695	3.8%		11,690	11,338	3.1%

Average Number of Customers
Residential	831,819	822,304	1.2%		830,951	822,206	1.1%
General Service	75,968	74,723	1.7%		75,871	74,646	1.6%
Industrial	2,220	2,364	(6.1%)		2,234	2,379	(6.1%)
Other Energy Sales	2,792	2,844	(1.8%)		2,796	2,840	(1.5%)
Total Retail Customers	912,799	902,235	1.2%		911,852	902,071	1.1%
Wholesale and Other	1	1	—%		1	1	—%
Total Average Number of Customers – Duke Energy Ohio	912,800	902,236	1.2%		911,853	902,072	1.1%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	482	536	(10.1%)		1,247	992	25.7%
Natural Gas and Oil	107	71	50.7%		145	82	76.8%
Total Generation(d)	589	607	(3.0%)		1,392	1,074	29.6%
Purchased Power and Net Interchange(e)	5,788	5,890	(1.7%)		11,485	11,645	(1.4%)
Total Sources of Energy	6,377	6,497	(1.8%)		12,877	12,719	1.2%
Less: Line Loss and Other	467	802	(41.8%)		1,187	1,381	(14.0%)
Total GWh Sources	5,910	5,695	3.8%		11,690	11,338	3.1%

Owned MW Capacity(c)
Summer					1,080	1,076
Winter					1,173	1,164

Heating and Cooling Degree Days
Actual
Heating Degree Days	285	433	(34.2%)		2,513	2,530	(0.7%)
Cooling Degree Days	453	244	85.7%		453	244	85.7%

Variance from Normal
Heating Degree Days	(36.2%)	(4.0%)			(17.2%)	(16.1%)
Cooling Degree Days	33.8%	(26.1%)			32.7%	(26.7%)

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.

Duke Energy Indiana
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
June 2024

	Three Months Ended June 30,				Six Months Ended June 30,
	2024	2023	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)	2024	2023	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	1,920	1,846	4.0%		4,498	4,340	3.6%
General Service	1,967	1,891	4.0%		3,875	3,800	2.0%
Industrial	2,341	2,256	3.8%		4,791	4,837	(1.0%)
Other Energy Sales	15	16	(6.3%)		30	33	(9.1%)
Unbilled Sales	150	(91)	264.8%		(289)	(577)	49.9%
Total Retail Sales	6,393	5,918	8.0%	4.7%	12,905	12,433	3.8%	1.7%
Wholesale and Other	1,123	1,009	11.3%		2,086	1,844	13.1%
Total Electric Sales – Duke Energy Indiana	7,516	6,927	8.5%		14,991	14,277	5.0%

Average Number of Customers
Residential	794,366	779,341	1.9%		792,936	778,514	1.9%
General Service	106,256	105,471	0.7%		106,215	105,393	0.8%
Industrial	2,633	2,648	(0.6%)		2,633	2,651	(0.7%)
Other Energy Sales	3,811	3,922	(2.8%)		3,823	3,933	(2.8%)
Total Retail Customers	907,066	891,382	1.8%		905,607	890,491	1.7%
Wholesale and Other	4	4	—%		4	4	—%
Total Average Number of Customers – Duke Energy Indiana	907,070	891,386	1.8%		905,611	890,495	1.7%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	3,662	2,508	46.0%		6,976	5,759	21.1%
Hydro	70	112	(37.5%)		138	186	(25.8%)
Natural Gas and Oil	1,343	1,253	7.2%		2,432	2,072	17.4%
Renewable Energy	9	9	—%		15	14	7.1%
Total Generation(d)	5,084	3,882	31.0%		9,561	8,031	19.1%
Purchased Power and Net Interchange(e)	2,941	3,705	(20.6%)		6,775	7,362	(8.0%)
Total Sources of Energy	8,025	7,587	5.8%		16,336	15,393	6.1%
Less: Line Loss and Other	509	660	(22.9%)		1,345	1,116	20.5%
Total GWh Sources	7,516	6,927	8.5%		14,991	14,277	5.0%

Owned MW Capacity(c)
Summer					6,304	6,347
Winter					6,783	6,781

Heating and Cooling Degree Days
Actual
Heating Degree Days	316	471	(32.9%)		2,677	2,770	(3.4%)
Cooling Degree Days	437	297	47.1%		437	297	47.1%

Variance from Normal
Heating Degree Days	(36.5%)	(3.9%)			(18.3%)	(14.6%)
Cooling Degree Days	30.5%	(12.3%)			29.5%	(13.0%)

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.

Gas Utilities and Infrastructure
Quarterly Highlights
June 2024

	Three Months Ended June 30,			Six Months Ended June 30,
	2024	2023	% Inc. (Dec.)	2024	2023	% Inc. (Dec.)
Total Sales
Piedmont Natural Gas Local Distribution Company (LDC) throughput (dekatherms)(a)	128,266,775	122,238,056	4.9%	291,531,790	283,701,849	2.8%
Duke Energy Midwest LDC throughput (Mcf)(a)	12,969,694	13,738,164	(5.6%)	46,167,345	45,553,131	1.3%

Average Number of Customers – Piedmont Natural Gas
Residential	1,072,502	1,055,561	1.6%	1,072,450	1,055,632	1.6%
Commercial	108,106	107,157	0.9%	108,330	107,322	0.9%
Industrial	942	955	(1.4%)	943	955	(1.3%)
Power Generation	19	19	—%	19	19	—%
Total Average Number of Gas Customers – Piedmont Natural Gas	1,181,569	1,163,692	1.5%	1,181,742	1,163,928	1.5%

Average Number of Customers – Duke Energy Midwest
Residential	521,839	517,405	0.9%	523,086	518,454	0.9%
General Service	34,112	34,131	(0.1%)	34,741	34,743	—%
Industrial	2,193	1,736	26.3%	2,221	1,725	28.8%
Other	116	116	—%	117	116	0.9%
Total Average Number of Gas Customers – Duke Energy Midwest	558,260	553,388	0.9%	560,165	555,038	0.9%
(a)    Piedmont has a margin decoupling mechanism in North Carolina, weather normalization mechanisms in South Carolina and Tennessee and fixed-price contracts with most power generation customers that significantly eliminate the impact of throughput changes on earnings. Duke Energy Ohio's rate design also serves to offset this impact.